NEW COVENANT FUNDS

New Covenant Income Fund
(the "Fund")

Supplement dated April 23, 2012 to the Prospectus
dated October 28, 2011, as supplemented April 23, 2012

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Until on or around April 30, 2012, the Prospectus is hereby amended and supplemented to reflect the following information regarding the portfolio management of the New Covenant Income Fund.

Portfolio Management of the New Covenant Income Fund

The second sentence in the sub-section entitled "Investment Adviser," in the section entitled "Management," in the Fund Summary for the New Covenant Income Fund, is hereby deleted and replaced with the following: EARNEST Partners, LLC ("EARNEST") and Robert W. Baird & Co. Incorporated ("Baird") serve as the INCOME FUND's Sub-Advisers.

In addition, the table under the sub-section entitled "Portfolio Managers," in the section entitled "Management," in the Fund Summary for the New Covenant Income Fund, is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
EARNEST Partners, LLC	Douglas S. Folk, CFA	Since 2009	Portfolio Manager

Robert W. Baird & Co. Incorporated	Mary Ellen Stanek, CFA	Since 2009	Managing Director and Chief Investment Officer

	Gary A. Elfe, CFA	Since 2009	Managing Director and Senior Portfolio Manager

	Charles B. Groeschell	Since 2009	Managing Director and Senior Portfolio Manager

	Warren D. Pierson, CFA	Since 2009	Senior Vice President and Senior Portfolio Manager

	Jay E. Schwister, CFA	Since 2009	Managing Director and Senior Portfolio Manager

	Daniel A. Tranchita, CFA	Since 2009	Managing Director and Senior Portfolio Manager

In addition, the last three rows of the table under the heading "The Adviser," in the section entitled "Management of the Funds," are hereby deleted and replaced with the following:

Name of Current Sub-Adviser	Fund Name
EARNEST Partners, LLC	Income Fund

Robert W. Baird & Co. Incorporated	Income Fund

In addition, the disclosure under the heading "Sub-Advisers for the Income Fund," in the sub-section entitled "The Sub-Advisers," in the section entitled "Management of the Funds," is hereby deleted and replaced with the following:

EARNEST Partners, LLC: EARNEST Partners, LLC (EARNEST), located at 1180 Peachtree Street, NE, Suite 2300, Atlanta, Georgia 30309, serves as a Sub-Adviser to the INCOME FUND. The sub-advised portion of the INCOME FUND's assets allocated to EARNEST is managed by Douglas S. Folk, CFA, who is responsible for day-to-day portfolio management. Mr. Folk has been a portfolio manager of the INCOME FUND since January 2009. Mr. Folk has been a portfolio management and research professional at EARNEST since 1999 and has over twenty years of investment experience. He holds a B.A. degree from Millsaps College and an M.B.A. from Millsaps' Else School of Management. He is a member of the Atlanta Society of Financial Analysts.

Robert W. Baird & Co. Incorporated: Robert W. Baird & Co. Incorporated (Baird), located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the INCOME FUND. The individuals listed below are members of Baird's investment management team that manages the portion of the INCOME FUND's assets allocated to Baird. All team members are equally responsible for the day-to-day management of Baird's portion of the INCOME FUND's assets and work together to develop investment strategies and select securities for the INCOME FUND. The investment management team is supported by a staff of research analysts, traders and other investment professionals.

Mary Ellen Stanek, CFA is a Managing Director and Chief Investment Officer of Baird. She also serves as Chief Investment Officer of Baird Advisors, a department of Baird. Ms. Stanek oversees the entire investment management team. She has over 30 years of investment experience managing various types of fixed income portfolios. Ms. Stanek has been a portfolio manager of the INCOME FUND since January 2009. Ms. Stanek joined Baird

Advisors in March 2000, and has been a Managing Director of Baird Advisors, and the Chief Investment Officer of Baird Advisors for at least the past 5 years. Ms. Stanek obtained her undergraduate degree from Marquette University and M.B.A. from the University of Wisconsin-Milwaukee. She earned the Chartered Financial Analyst designation in 1983. Ms. Stanek is a member of the CFA Institute and the Milwaukee Investment Analysts Society.

Gary A. Elfe, CFA is a Managing Director and Senior Portfolio Manager of Baird. As a member of the investment management team, Mr. Elfe serves as Director of Fixed Income Research and Trading. Mr. Elfe has been a portfolio manager of the INCOME FUND since January 2009. He has over 30 years of investment experience managing various types of fixed-income portfolios. Mr. Elfe joined Baird Advisors in February 2000 and has been a Managing Director of Baird Advisors, and the Director of Research for at least the past 5 years. Mr. Elfe obtained his undergraduate degree and M.B.A. from the University of Wisconsin-Milwaukee. He earned the Chartered Financial Analyst designation in 1982. Mr. Elfe is a member of the CFA Institute and the Milwaukee Investment Analysts Society.

Charles B. Groeschell is a Managing Director and Senior Portfolio Manager of Baird. He has over 28 years of investment experience managing various types of fixed-income portfolios. Mr. Groeschell has been a portfolio manager of the INCOME FUND since January 2009. Mr. Groeschell joined Baird Advisors in February 2000 and has been a Managing Director of Baird Advisors, and a Senior Portfolio Manager for at least the past 5 years. Mr. Groeschell received his B.A. from Texas Christian University and his M.B.A. from the University of Wisconsin-Milwaukee.

Warren D. Pierson, CFA is a Senior Vice President and Senior Portfolio Manager of Baird. He has over 23 years of investment experience managing taxable and tax-exempt fixed-income portfolios. Mr. Pierson has been a portfolio manager of the INCOME FUND since January 2009. Mr. Pierson joined Baird Advisors in February 2000 and became a Managing Director of Baird Advisors in 2008, and has been a Senior Portfolio Manager for at least the past 5 years. Mr. Pierson received his undergraduate degree from Lawrence University. He earned the Chartered Financial Analyst designation in 1990. Mr. Pierson is a member of the CFA Institute and is a member and past President of the Milwaukee Investment Analysts Society.

Jay E. Schwister, CFA is a Managing Director and Senior Portfolio Manager of Baird. He has over 26 years of investment experience managing various types of fixed-income portfolios. Mr. Schwister has been a portfolio manager of the INCOME FUND since January 2009. Mr. Schwister joined Baird Advisors in December 2004 and has been a Senior Portfolio Manager for the firm since his arrival. Mr. Schwister obtained his undergraduate degree in finance from Marquette University, and received the Chartered Financial Analyst designation in 1987. He is a member of the CFA Institute and is a member of the Milwaukee Investment Analysts Society.

Daniel A. Tranchita, CFA is a Managing Director and Senior Portfolio Manager of Baird. He has over 20 years of investment experience managing taxable and tax-exempt fixed-income portfolios. Mr. Tranchita has been a portfolio manager of the INCOME FUND since January 2009. Mr. Tranchita joined Baird Advisors in February 2000 and has been a Senior Portfolio Manager for at least the past 5 years. Mr. Tranchita received his undergraduate degree and M.B.A. from Marquette University. He earned the Chartered Financial Analyst designation in 1993. Mr. Tranchita is a member of the CFA Institute and the Milwaukee Investment Analysts Society.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-784 (04/12)

NEW COVENANT FUNDS

New Covenant Income Fund
(the "Fund")

Supplement dated April 23, 2012
to the Statement of Additional Information ("SAI") dated October 28, 2011, as supplemented April 23, 2012

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Until on or around April 30, 2012, the SAI is hereby amended and supplemented to reflect the following information regarding the portfolio management of the New Covenant Income Fund.

Portfolio Management of the New Covenant Income Fund

In the sub-section entitled "The Sub-Advisers," in the section entitled "The Adviser and Sub-Advisers," the paragraphs relating to J.P. Morgan Investment Management Inc., Western Asset Management Company and Western Asset Management Company Limited are hereby deleted and replaced, in the appropriate alphabetical order thereof, with the following:

EARNEST PARTNERS, LLC—EARNEST Partners, LLC ("EARNEST") serves as a Sub-Adviser to a portion of the assets of the Income Fund. EARNEST was established in 1997 as a limited liability company organized under the laws of Georgia and was redomesticated to Delaware in 2007. Approximately 87% of EARNEST is owned by Westchester Limited, LLC, a Delaware limited liability company. EARNEST has been registered as an investment adviser with the SEC since 1999 and provides investment advice to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations.

ROBERT W. BAIRD & CO. INCORPORATED—Robert W. Baird & Co. Incorporated ("Baird") serves as a Sub-Adviser to a portion of the assets of the Income Fund. Baird was founded in 1919 and has been registered as an investment adviser with the SEC since 1971. Baird provides investment management services for individuals and institutional clients including pension and profit sharing plans.

In addition, in the sub-section entitled "The Portfolio Managers," in the section entitled "The Adviser and Sub-Advisers," the disclosure relating to J.P. Morgan Investment Management Inc., Western Asset Management Company and Western Asset Management Company Limited is hereby deleted and replaced, in the appropriate alphabetical order thereof, with the following:

EARNEST

Compensation.  The portfolio manager's compensation varies with the general success of EARNEST as a firm. The portfolio manager's compensation consists of a fixed annual salary, a discretionary bonus and equity ownership. A portion of the bonus may consist of profit-sharing and/or deferred compensation. EARNEST matches a portion of employees' 401(k) contributions, if any. The portfolio manager's compensation is not linked to any specific factors, such as the Income Fund's performance or asset level.

Ownership of Fund Shares.  As of June 30, 2011, EARNEST's portfolio manager did not beneficially own any shares of the Income Fund.

Other Accounts.  As of June 30, 2011, EARNEST's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Douglas S. Folk, CFA	2	$28.6 million	4	$67.4 million	82	$4.8 billion

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with the management of the Income Fund's investments, on the one hand, and the investments of the other accounts on the other. The other accounts include, for example, foundation, private accounts, endowments, corporate pension, insurance, mutual funds and other pooled investment vehicles. The other accounts might have similar investment objectives as the Income Fund, be compared to the same index the Income Fund uses for performance comparison or otherwise hold, purchase or sell securities that are eligible to be held, purchased, or sold by the Income Fund. While the portfolio manager's management of other accounts may give rise to potential conflicts of interest, EARNEST does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, EARNEST believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Baird

Compensation.  Baird compensates portfolio managers with a base salary and an annual incentive bonus. A portfolio manager's base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager's bonus is determined primarily by pre-tax investment performance of the accounts, including the Income Fund and the revenues and overall profitability of Baird. Performance is measured relative to the appropriate benchmark's long and short-term performance, measured on a one, three and five year basis, as applicable, with greater weight given to long-term performance. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in Baird, Baird Holding Company or Baird Financial Corporation. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by Baird.

Ownership of Fund Shares.  As of June 30, 2011, Baird's portfolio managers did not beneficially own any shares of the Income Fund.

Other Accounts.  As of June 30, 2011, Baird's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Mary Ellen Stanek, CFA	9	$5.02	0	$0	110		$10.3
	0	$0	0	$0	1	*	$0.8
Gary A. Elfe, CFA	9	$5.02	0	$0	110		$10.3
	0	$0	0	$0	1	*	$0.8
Charles B. Groeschell	9	$5.02	0	$0	110		$10.3
	0	$0	0	$0	1	*	$0.8
Warren D. Pierson, CFA	9	$5.02	0	$0	110		$10.3
	0	$0	0	$0	1	*	$0.8
Jay E. Schwister, CFA	9	$5.02	0	$0	110		$10.3
	0	$0	0	$0	1	*	$0.8
Daniel A. Tranchita, CFA	9	$5.02	0	$0	110		$10.3
	0	$0	0	$0	1	*	$0.8

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interest.  Baird and its individual portfolio managers advise multiple accounts for numerous clients. In addition to the Income Fund, these accounts may include other mutual funds managed on a sub-advisory basis, separate accounts and collective trusts. Baird manages potential conflicts of interest between the Income Fund and other types of accounts through trade allocation policies and oversight by Baird's investment management departments and compliance department. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds and/or other accounts participate in investment transactions involving the same securities.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-785 (04/12)